UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): February 8, 2013

Pershing Gold Corporation
(exact name of registrant as specified in its charter)

Nevada	333-150462	26-0657736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1658 Cole Boulevard Building 6 – Suite 210 Lakewood, Colorado	80401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 705-9357

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

Amendment to Alexander Restricted Stock Agreement

On February 8, 2013, Pershing Gold Corporation (the “Company”) and Eric Alexander, the Company’s Vice President of Finance and Controller, entered into the First Amendment to Restricted Stock Agreement (the “Alexander Amendment”) to amend, at the Company’s request, that certain Restricted Stock Agreement, dated as of November 21, 2012, by and between the Company and Mr. Alexander.  Pursuant to the Alexander Amendment, the vesting schedule of the shares of restricted stock was extended as follows: (i) 33.33% on March 14, 2014, (ii) 33.33% on November 30, 2014, and (iii) 33.34% on November 30, 2015.  The original vesting schedule of the shares of restricted stock was as follows: (i) 33.33% on November 30, 2013, (ii) 33.33% on November 30, 2014, and (iii) 33.34% on November 30, 2015.

The foregoing is a summary description of the terms and conditions of the Alexander Amendment does not purport to be complete and is qualified in its entirety by reference to the Alexander Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.  A copy of the form of the Company’s 2012 Equity Incentive Plan Restricted Stock Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Amendment to Alfers Restricted Stock Agreement

On February 8, 2013, the Company and Stephen Alfers, the Company’s Chief Executive Officer and President, entered into the First Amendment to Restricted Stock Agreement (the “Alfers Amendment”) to amend, at the Company’s request, that certain Restricted Stock Agreement, dated as of August 24, 2012, by and between the Company and Mr. Alfers.  Pursuant to the Alfers Amendment, the vesting schedule of the shares of restricted stock was extended as follows: (i) 33.33% on March 14, 2014, (ii) 33.33% on June 18, 2014, and (iii) 33.34% on June 18, 2015.  The original vesting schedule of the shares of restricted stock was as follows: (i) 33.33% on June 18, 2013, (ii) 33.33% on June 18, 2014, and (iii) 33.34% on June 18, 2015.

The foregoing is a summary description of the terms and conditions of the Alfers Amendment does not purport to be complete and is qualified in its entirety by reference to the Alfers Amendment, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated by reference herein.  A copy of the form of the Company’s 2012 Equity Incentive Plan Restricted Stock Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Amendment to Alfers Executive Employment Agreement

On February 8, 2013, the Company and Mr. Alfers entered into the First Amendment to Executive Employment Agreement (the “Executive Amendment”) to amend, at the Company’s request, that certain Executive Employment Agreement (the “Executive Employment Agreement”), dated as of February 9, 2012, by and between the Company and Mr. Alfers.  Pursuant to the Executive Amendment, the vesting schedule was extended as follows: (i) 3,000,000 shares of restricted stock on February 9, 2014, (ii) 6,000,000 shares of restricted stock on March 14, 2014, and (iii) 3,000,000 shares of restricted stock on February 9, 2015. The 6,000,000 shares of restricted stock vesting on March 14, 2014 originally would have vested on February 9, 2013.

The foregoing is a summary description of the terms and conditions of the Executive Amendment does not purport to be complete and is qualified in its entirety by reference to the Executive Amendment, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated by reference herein. The Executive Employment Agreement has been filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 13, 2012 and incorporated by reference herein.

Item 9.01.                      Financial Statements and Exhibits.

(d)           The following are filed as exhibits to this report on Form 8-K.

Exhibit No.	Description
10.1	First Amendment to Restricted Stock Agreement, dated February 8, 2013, between the Company and Eric Alexander.
10.2	Form of the 2012 Equity Incentive Plan Restricted Stock Agreement
10.3	First Amendment to Restricted Stock Agreement, dated February 8, 2013, between the Company and Stephen Alfers.
10.4	First Amendment to Executive Employment Agreement, dated February 8, 2013, between the Company and Stephen Alfers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2013

PERSHING GOLD CORPORATION

By:	/s/ Eric Alexander
Eric Alexander
Vice President of Finance and Controller

EXHIBIT INDEX

Exhibit No.	Description
10.1	First Amendment to Restricted Stock Agreement, dated February 8, 2013, between the Company and Eric Alexander.
10.2	Form of the 2012 Equity Incentive Plan Restricted Stock Agreement
10.3	First Amendment to Restricted Stock Agreement, dated February 8, 2013, between the Company and Stephen Alfers.
10.4	First Amendment to Executive Employment Agreement, dated February 8, 2013, between the Company and Stephen Alfers.